Exhibit 10.1.6
AMENDMENT NO. 1 TO AMENDED AND RESTATED GUARANTY
THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED GUARANTY (this “Amendment”) is effective as of December 18, 2024 (the “Amendment Effective Date”), by and among (i) BROOKDALE SENIOR LIVING INC., a Delaware corporation (“Guarantor”), (ii) VENTAS, INC., a Delaware corporation (“Ventas”), acting for and on behalf of itself and each of its Affiliates who are party to any BKD/VTR Document, (iii) each of the signatories hereto identified as “Tenant” (collectively, “Tenant”), and (iv) each of the signatories hereto identified as “Landlord” (collectively, “Landlord”).
RECITALS
A.    The parties have previously entered into that certain Amended and Restated Guaranty, dated as of July 26, 2020 (as amended, the “Guaranty”); and
B.    The parties wish to amend the Guaranty to modify the fee that is payable by Guarantor in connection with a Change of Control.
NOW, THEREFORE, in consideration of the foregoing Recitals, which by this reference are incorporated herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Defined Terms. All capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Guaranty.
2.Amendments to Guaranty.
2.1Change of Control. The first sentence of Section 4.9 of the Guaranty is hereby amended and restated in its entirety as follows:
“Concurrently with or prior to the consummation of such Change of Control, Guarantor shall have paid or caused to be paid to Ventas a fee in the amount of Twelve Million Five Hundred Thousand Dollars ($12,500,000) (the “COC Fee”).”
2.2Reporting. Section 15 of the Guaranty is hereby amended by adding the following as the final sentence thereof:
“Notwithstanding anything to the contrary contained in this Agreement, neither Guarantor nor Tenant shall be required to provide to any Ventas Party in respect of the Renewal Properties information required to be provided under Sections 1, 2.2, 2.3, 2.4 and 3.5 of the version of Exhibit F to the A&R Master Lease in effect for the Renewal Properties immediately prior to December 18, 2024.”
2.3Landlord Termination Right. Section 16 of the Guaranty is hereby deleted in its entirety, and, for the avoidance of doubt, all references to the Landlord Termination Right Period and/or Qualified Property throughout the Guaranty are hereby deemed deleted.

2.4Notices. The portion of Section 18 of the Guaranty setting forth notice addresses for Tenant and Landlord is hereby deleted in its entirety and replaced with the following:

If to Guarantor: c/o Brookdale Senior Living Inc. 105 Westwood Place, Suite 400 Brentwood, Tennessee 37027 Attention: General Counsel	If to Landlord: c/o Ventas, Inc. 300 N. LaSalle Street, Suite 1600 Chicago, Illinois 60654 Attention: Senior Housing Asset Management Telephone: (312) 660-3800 Fax No.: (312) 660-3850
With a copy to: Skadden, Arps, Slate, Meagher & Flom, LLP 320 S. Canal Street Chicago, IL 60657 Attention: Nancy Olson
With a copy to:
c/o Ventas, Inc.
300 N. LaSalle Steet, Suite 1600
Chicago, Illinois 60654
Attention:    Legal Department
Telephone:    (312) 660-3800
Fax No.:    (312) 660-3850

With a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019
Attention: Salvatore Gogliormella &
Matthew Dulak
Telephone:     (212) 373-3302 & (212) 373-3898
Fax No.:     (212) 492-0302 & (212) 492-0898

2.5Confidentiality. Section 26(d) of the Guaranty is hereby deleted in its entirety and replaced with the following:
“(d)    in connection with reporting of Facility portfolio based performance and other Facility portfolio information in filings with Securities and Exchange Commission by Landlord and its Affiliates, and/or Tenant or its Affiliates; (e) of the type customarily publicly disclosed by publicly traded healthcare real estate investment trusts;”
3.Miscellaneous.
3.1Integrated Agreement; Modifications; Waivers. This Amendment and the Guaranty (as amended hereby) constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this
2

Amendment, any representation, warranty, promise or condition not specifically set forth in this Amendment.
3.2Effect of Amendment. Except as expressly modified in this Amendment, the Guaranty shall remain in full force and effect and is expressly ratified and confirmed by the parties hereto. In the event of any inconsistencies between the terms of this Amendment and any terms of the Guaranty, the terms of this Amendment shall control.
3.3Counterparts. This Amendment may be executed and delivered (including by facsimile, Portable Document Format (pdf) transmission, or Docusign) in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. Any such documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the parties hereto.
[signature pages follow]
3

IN WITNESS WHEREOF, this Amendment has been executed by Guarantor, Ventas, Tenant and Landlord as of the Amendment Effective Date.
GUARANTOR:
BROOKDALE SENIOR LIVING INC.,
a Delaware corporation
By: /s/ Chad C. White
Name: Chad C. White
Title: Executive Vice President, General Counsel
and Secretary
VENTAS:
VENTAS, INC.,
a Delaware corporation
By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: Authorized Signatory
TENANT:

BLC-THE HALLMARK, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: President and Secretary
BLC-KENWOOD OF LAKE VIEW, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
Signature Page-Amendment No. 1 to Amended and Restated Guaranty

BROOKDALE SENIOR LIVING COMMUNITIES, INC. a Delaware corporation (f/k/a Alterra Healthcare Corporation and Alternative Living Services, Inc.)
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
ACKNOWLEDGEMENT
STATE OF TENNESSEE    )
    ) :ss.:
COUNTY OF WILLIAMSON    )
Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Brookdale Senior Living Communities, Inc., a Delaware corporation (“Company”), by Chad C. White, its Executive Vice President and Secretary, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.
IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 17th day of December, 2024.

SEAL	/s/ Jenna Machiran Notary Public Print Name: Jenna Machiran My commission expires:02/20/2028 Acting in the county of: Williamson

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

BLC-GABLES AT FARMINGTON, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
BLC-DEVONSHIRE OF HOFFMAN ESTATES, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
BLC-SPRINGS AT EAST MESA, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: President and Secretary
BLC-RIVER BAY CLUB, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

BLC-WOODSIDE TERRACE, L.P., a Delaware limited partnership
By:    BLC-Woodside Terrace, LLC, a Delaware limited liability company, its general partner
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
BLC-ATRIUM AT SAN JOSE, L.P., a Delaware limited partnership
By:    BLC-Atrium at San Jose, LLC, a Delaware limited liability company, its general partner
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
BLC-BROOKDALE PLACE OF SAN MARCOS, L.P., a Delaware limited partnership
By:    BLC-Brookdale Place of San Marcos, LLC, a Delaware limited liability company, its general partner
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

BLC-PONCE DE LEON, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
BLC-PARK PLACE, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
BLC-HAWTHORNE LAKES, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
BLC-THE WILLOWS, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

BLC-BRENDENWOOD, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
BLC-CHATFIELD, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
BROOKDALE LIVING COMMUNITIES OF FLORIDA, INC. a Delaware corporation
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-DNC, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-GV, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
SW ASSISTED LIVING, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
SUMMERVILLE AT FAIRWOOD MANOR, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
SUMMERVILLE AT HERITAGE PLACE, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

SUMMERVILLE 5, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
SUMMERVILLE 4, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
SUMMERVILLE 14, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
SUMMERVILLE 15, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
SUMMERVILLE 16, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
Signature Page-Amendment No. 1 to Amended and Restated Guaranty

SUMMERVILLE 17, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
SUMMERVILLE AT RIDGEWOOD GARDENS LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

ALS PROPERTIES TENANT I, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
ACKNOWLEDGEMENT
STATE OF TENNESSEE    )
    ) :ss.:
COUNTY OF WILLIAMSON    )
Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Properties Tenant I, LLC, a Delaware limited liability company (“Company”), by Chad C. White, its Executive Vice President and Secretary, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.
IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 17th day of December, 2024.

SEAL	/s/ Jenna Machiran Notary Public Print Name: Jenna Machiran My commission expires: 02/20/2028 Acting in the county of: Williamson

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

ALS PROPERTIES TENANT II, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

ALS LEASING, INC., a Delaware corporation
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
ACKNOWLEDGEMENT
STATE OF TENNESSEE    )
    ) :ss.:
COUNTY OF WILLIAMSON    )
Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Leasing, Inc., a Delaware corporation (“Company”), by Chad C. White, its Executive Vice President and Secretary, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.
IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 17th day of December, 2024.

SEAL	/s/ Jenna Machiran Notary Public Print Name: Jenna Machiran My commission expires: 02/20/2028 Acting in the county of: Williamson

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

ASSISTED LIVING PROPERTIES, INC., a Kansas corporation
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary
ACKNOWLEDGEMENT
STATE OF TENNESSEE    )
    ) :ss.:
COUNTY OF WILLIAMSON    )
Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Assisted Living Properties, Inc., a Kansas corporation(“Company”), by Chad C. White, its Executive Vice President and Secretary, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.
IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 17th day of December, 2024.

SEAL	/s/ Jenna Machiran Notary Public Print Name: Jenna Machiran My commission expires: 02/20/2028 Acting in the county of: Williamson

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

BLC-THE HERITAGE OF DES PLAINES, LLC, a Delaware limited liability company
By: /s/ Chad C. White

Name: Chad C. White
Title: Executive Vice President and Secretary

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

LANDLORD:
VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership
By:    Ventas, Inc., a Delaware corporation, its general partner
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: Senior Vice President

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

PSLT-ALS PROPERTIES I, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner By:
Ventas Provident, LLC, its sole member By:
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
PSLT-ALS PROPERTIES II, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member By:
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
PSLT-ALS PROPERTIES IV, LLC, a Delaware limited liability company
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
Signature Page-Amendment No. 1 to Amended and Restated Guaranty

PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, LLC, a Delaware limited liability company
By:    PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member By:
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
Signature Page-Amendment No. 1 to Amended and Restated Guaranty

RIVER OAKS PARTNERS, an Illinois general partnership
By: Brookdale Holdings, LLC, its managing partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
BROOKDALE LIVING COMMUNITIES OF MINNESOTA, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, LLC, a Delaware limited liability company
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
THE PONDS OF PEMBROKE LIMITED PARTNERSHIP, an Illinois limited partnership
By: Brookdale Holdings, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
Signature Page-Amendment No. 1 to Amended and Restated Guaranty

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

BLC OF CALIFORNIA-SAN MARCOS, L.P., a Delaware limited partnership
By: Brookdale Living Communities of California-San Marcos, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
BROOKDALE LIVING COMMUNITIES OF NEW JERSEY, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
Ventas Provident, LLC, its sole member
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

BROOKDALE LIVING COMMUNITIES OF FLORIDA-CL, LLC, a Delaware limited liability company
By:    PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
Ventas Provident, LLC, its sole member
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
NATIONWIDE HEALTH PROPERTIES, LLC, a Delaware limited liability company
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
2010 UNION LIMITED PARTNERSHIP, a Washington limited partnership
By:    Nationwide Health Properties, LLC, its general partner
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership
By: MLD Texas Corporation, its general partner
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
MLD PROPERTIES, INC., a Delaware corporation
By:    /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

JER/NHP SENIOR LIVING ACQUISITION, LLC, a Delaware limited liability company
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
JER/NHP SENIOR LIVING KANSAS, INC., a Kansas corporation
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
JER/NHP SENIOR LIVING TEXAS, L.P., a Texas limited partnership
By: JER/NHP Management Texas, LLC, its general partner
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

MLD PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership
By: MLD Properties II, Inc., its general partner
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
NHP MCCLAIN, LLC, a Delaware limited liability company
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President

Signature Page-Amendment No. 1 to Amended and Restated Guaranty

VENTAS FAIRWOOD, LLC, a Delaware limited liability company
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
VENTAS FRAMINGHAM, LLC, a Delaware limited liability company
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
VENTAS WHITEHALL ESTATES, LLC, a Delaware limited liability company
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
VTR-EMRTS HOLDINGS, LLC, a Delaware limited liability company
By: /s/ Christian N. Cummings

Name: Christian N. Cummings
Title: President
Signature Page-Amendment No. 1 to Amended and Restated Guaranty